Summary Prospectus		February 28, 2013

Direxion/Wilshire Dynamic Fund
Class A: DXDWX	Institutional Class: DXDIX	Class C shares: DXWCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.direxionfunds.com/regulatory-documents. You can also get this information at no cost by calling Fund Investor Services at 1-800-851-0511 or by sending an e-mail request to info@direxionfunds.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Direxion/Wilshire Dynamic Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A shares		Class C shares	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%		None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	None
Other Expenses (Operating Services Fee)(2)	0.16%		0.16%	0.16%
Acquired Fund Fees and Expenses	0.16%		0.16%	0.16%

Total Annual Fund Operating Expenses(3)	1.32%		2.07%	1.07%

(1)

If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Service Agreement, Rafferty is contractually agreed to pay all expenses of the Fund through March 1, 2014 other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

(3)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$772	$945	$1,234	$2,053
Class C Shares	$310	$649	$1,114	$2,400
Institutional Class	$109	$340	$590	$1,306

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$677	$945	$1,234	$2,053
Class C Shares	$210	$649	$1,114	$2,400

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund is managed by the Rafferty pursuant to Wilshire Associates Incorporated’s (“Wilshire” or the “Subadviser”) traditional asset allocation model, which allocates approximately 60% of the Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Subadviser’s outlook for the market. By comparing the Subadviser’s own forecasts with those forecasts of a universe of institutional investors, the Subadviser is able to identify asset classes that it believes are over- and under-valued. The differences between the Subadviser’s forecasts and those of the universe of institutional investors represent opportunities that can be exploited through disciplined tactical, or short-term, asset allocation strategies. The Subadviser’s

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tactical model evaluates asset class allocations on a monthly basis and makes relevant adjustments, which may result in a high portfolio turnover rate for the Fund.

The Adviser will implement these strategies for the Fund through the use of financial instruments, including futures contracts; options on securities, indices and futures contracts; equity caps, floors and collars; swap agreements; forward contracts, repurchase agreements and reverse repurchase agreements (collectively, “Financial Instruments”), to maximize the Fund’s risk-adjusted return. The equity portion of the Fund is comprised of common stocks, preferred stocks, convertible securities and warrants of U.S. and foreign issuers, including small- and mid-capitalization companies and open- and closed-end investment companies, exchange-traded funds (“ETFs”) and Financial Instruments that provide exposure to U.S. and foreign equity indices. The fixed income portion of the Fund’s portfolio is comprised of high-quality fixed income securities, (including investment-grade bonds and debt securities issued by U.S. and foreign government and corporate issuers) and Financial Instruments. The Fund may also invest in ETFs and open- and closed-end investment companies to gain exposure to high-quality fixed income securities.

In response to market conditions, the Subadviser may recommend that the Adviser rebalance the Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. In addition, for temporary defensive purposes, the Fund may invest significantly in cash and/or cash equivalents.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

Adverse Market Conditions Risk — The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Swap agreements also may be considered to be illiquid.

Credit Risk — The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. In addition, the Fund’s investments in derivatives as of the date of this prospectus are subject to the following risks:

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time, or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value (“NAV”) to fluctuate.

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Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

Interest Rate Risk — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Leverage Risk — The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leveraged results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes the Fund’s returns more volatile, which may affect the performance of the Fund. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in NAV and total return.

Other Investment Companies (including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Security Selection Risk — Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

Shorting Securities Risk — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises.

Small- and Mid-Capitalization Companies Risk — Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies, since smaller companies may have more limited operating history, product lines, and financial resources than larger companies.

Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund, if it tracks a foreign market index, can vary from the performance of that index.

Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for the Fund’s Class A shares. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each Class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Direxion/Wilshire Dynamic Fund — Class A Shares

Calendar Year Total Returns as of December 31*

*	The Fund’s year-to-date return as of December 31, 2012 was 8.41%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 7.71% for the quarter ended September 30, 2010 and its lowest calendar quarter return was -7.72% for the quarter ended September 30, 2011.

Average Annual Total Returns (For the periods ended December 31, 2012)

	One Year	Since Inception (3/02/2009)
The Direxion/Wilshire Dynamic Fund — Class A Shares
Return Before Taxes	8.41%	15.22%
Return After Taxes on Distributions	6.27%	13.94%
Return After Taxes on Distributions and Sale of Fund Shares	4.79%	12.55%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	13.18%	17.81%
Barclays Capital Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	4.21%	6.65%

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*

The Barclays Capital® Aggregate Bond Index measures investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Barclays Capital® Aggregate Bond Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Investment Subadviser. Wilshire Associates Incorporated is the Fund’s investment subadviser.

Portfolio Manager. Rafferty’s portfolio management team in connection with Wilshire’s portfolio management team has the day-to-day responsibility for managing the Fund’s asset allocation.

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2009	Portfolio Manager
Cleo Chang	Since Inception in 2009	Vice President of Wilshire and Portfolio Manager of the Fund
James St. Aubin	Since Inception in 2009	Vice President of Wilshire and Portfolio Manager of the Fund

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion/Wilshire Dynamic Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans, traditional individual retirement accounts (“IRAs”), and ROTH and spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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